UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 2.02	Results of Operations and Financial Condition

On June 26, 2008, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting unaudited results of the Company for its fourth quarter and fiscal year ending April 27, 2008.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

On June 26, 2008, the Company will hold an investor conference call to disclose financial results for the fourth quarter and fiscal year ending April 27, 2008.  The Supplemental Information (unaudited) for this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

The information in this Current Report on Form 8-K, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	News release of Fleetwood Enterprises, Inc. dated June 26, 2008.

99.2	Supplemental Information (unaudited) prepared for use in connection with a conference call reporting financial results for the fourth quarter and fiscal year ending April 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: June 26, 2008	By:	/s/ Boyd R. Plowman
Boyd R. Plowman
Executive Vice President, Chief Financial Officer

Index to Exhibits

99.1	News release of Fleetwood Enterprises, Inc. dated June 26, 2008.

99.2	Supplemental Information (unaudited) prepared for use in connection with a conference call reporting financial results for the fourth quarter and fiscal year ending April 27, 2008.